UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 4, 2011

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On November 4, 2011, NewStar Financial, Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to the Fourth Amended and Restated Loan and Servicing Agreement by and among NewStar CP Funding LLC, as the borrower, the Company as the originator and the servicer, Wells Fargo Bank, National Association as the institutional lender, and Wells Fargo Securities, LLC as the administrative agent.

The Amendment increased the credit facility amount from $125,000,000 to $150,000,000.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	First Amendment to the Fourth Amended and Restated Loan and Servicing Agreement dated as of November 4, 2011, by and among NewStar Financial, Inc., NewStar CP Funding LLC, Wells Fargo, National Association and Wells Fargo Securities, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: November 8, 2011	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the Fourth Amended and Restated Loan and Servicing Agreement dated as of November 4, 2011, by and among NewStar Financial, Inc., NewStar CP Funding LLC, Wells Fargo, National Association and Wells Fargo Securities, LLC.